UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

January 17, 2024

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(469)-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sharing Services Global Corporation, (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) to amend the Company’s Current Report on Form 8-K filed on June 27, 2024 (the “Original Form 8-K”) to file a series of Material Definitive Agreements set forth in Item 1.01 and incorporated by reference in Items 2.03 and 3.02. This Form 8-K/A is filed to amend a clerical error contained in the paragraph pertaining to the note entered into on May 9, 2024, between the Company and HWH. On the Original Form 8-K it was reported that the May HWH Convertible Note was convertible into 208,333,333 shares of Common Stock, this Form 8-K/A amends this figure to 125,000,000 shares of Common Stock. Additionally, the Company corrects an additional typographical error to amend the previous statement on the Original Form 8-K of “(i) the number of shares of Common Stock convertible under the June HWH Note from 2,500,000 to 125,000,000” to “(i) the number of shares of Common Stock convertible under the June HWH Note from 2,500,000,000 to 125,000,000”.

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2024, Sharing Services Global Corporation (the “Company”) issued and sold a convertible promissory note to Alset Inc., a Texas corporation (“Alset”) in an aggregate principal amount of $250,000, for a purchase price of $250,000 (the “Alset Note”). The Alset Note bears interest at 10% per annum, paid quarterly in cash or at the option of the holder, shares of common stock of the Company (the “Common Stock”). The Alset Note contains an origination fee of $20,000 payable in cash or at the option of the holder may be convertible into shares of Common Stock upon the maturity date. The maturity date and related accrued interest is the earliest of (i) six months from the date of issuance; (ii) the acceleration of the Alset Note upon an occurrence of an event of default (as defined in the Alset Note); (iii) the third business day after the holder has delivered the Company a written demand for payment of the Alset Note; or (iv) upon the Company’s successful listing on The Nasdaq Stock Market LLC. Alset may, at its option, at any time during the term of the Alset Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On March 18, 2024, the Company entered into a securities purchase agreement (the “March HWH SPA”) with HWH International Inc., a Delaware corporation (“HWH”), pursuant to which the Company issued and sold to HWH (i) a convertible promissory note (the “March HWH Note”) in an aggregate principal amount of $250,000, convertible into 208,333,333 shares of Common Stock and (ii) a warrant (the “March HWH Warrant”) exercisable into up to 208,333,333 shares of Common Stock for an aggregate purchase price of $250,000. The exercise price of the March HWH Warrant is $0.0012 and expires five years from the date of issuance. The March HWH Note bears interest at 6% per annum and has a commitment fee of $15,000. The March HWH Note, together with any accrued interest reduced by any unamortized prepaid interest shall, at the discretion of HWH, shall either be repaid in cash and/or converted into shares of Common Stock at a conversion rate of $0.0012 per share; due and payable in full on the earliest of: (i) the third anniversary of the March HWH Note; (ii) the acceleration of the March HWH Note upon the occurrence of an event of default (as defined in the March HWH Note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of the March HWH Note. HWH may, at its option, at any time during the term of the March HWH Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On May 9, 2024, the Company entered into a securities purchase agreement (the “May HWH SPA”) with HWH whereby the Company issued to HWH a convertible promissory note (the “May HWH Note”) in an aggregate principal amount of $250,000, for a purchase price of $250,000. The May HWH Note bears interest at 8% per annum, contains a commitment fee of $20,000, and at the option of HWH, convertible into 125,000,000 shares of Common Stock. The May HWH Note, together with any accrued interest, reduced by any unamortized prepaid interest shall, at the discretion of HWH, either be repaid in cash and/or convert into shares of Common Stock of the Company at a conversion rate of $0.002 per share; due and payable in full on the earliest of: (i) the third anniversary of the May HWH Note; (ii) the acceleration of the May HWH Note upon the occurrence of an event of default (as defined in the May HWH Note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of the May HWH Note. The Company may, at its option, at any time during the term of the May HWH Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On June 6, 2024, the Company entered into a securities purchase agreement (the “June HWH SPA”) with HWH whereby the Company issued to HWH a convertible promissory note (the “June HWH Note”) in an aggregate principal amount of $250,000, for a purchase price of $250,000. The June HWH Note bears interest at 8% per annum and contains a commitment fee of $20,000. The June HWH Note, together with any accrued interest, reduced by any unamortized prepaid interest shall, at the discretion of HWH, either be repaid in cash and/or converted into 2,500,000,000 shares of Common Stock at a conversion rate of $0.0001 per share; due and payable in full on the earliest of: (i) the third anniversary of the June HWH Note; (ii) the acceleration of the June HWH Note upon the occurrence of an event of default (as defined in the June HWH Note); or (iii) on the fifth business day after HWH has delivered to the Company a written demand for payment of the June HWH Note. The Company may, at its option, at any time during the term of the June HWH Note, redeem a portion or all amounts of outstanding principal amount, without incurring penalties, additional interest, or other fees or charges.

On June 19, 2024, the Company and HWH entered into an addendum (the “Addendum”) to the June HWH SPA and June HWH Note to amend: (i) the number of shares of Common Stock convertible under the June HWH Note from 2,500,000,000 to 125,000,000; and (ii) the conversion rate from $0.0001 to $0.002.

Pursuant to the terms of the March HWH SPA, May HWH SPA and the June HWH SPA (collectively, the “SPA”), the Company is required to register for re-sale the shares of Common Stock underlying the SPA and shares of Common Stock held by HWH as of the date of filing (collectively, the “Registrable Securities”) on the Company’s next registration statement on Form S-1. The Company shall use commercially reasonable efforts to keep such registration statement effective until the earlier of the date that is (i) one year from the date the registration statement is declared effective by the Securities and Exchange Commission (the “SEC”) and (ii) the date that the Registrable Securities are sold. The SPA also grants HWH a right of first offer to subsequent offerings of the Company’s securities and contains customary representations and warranties of the Company and HWH, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties. If the Company is unable to register all of the Registrable Securities on a single registration statement due to applicable law or regulation, the Company shall inform HWH and use its commercially reasonable efforts to file amendments to any registration statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC. The SPA contains customary representations, warranties and agreements by the Company and customary conditions to closing.

Each of the above transactions were offered in private placements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the full texts of the Alset Note, the March HWH Note, the March HWH Warrant, the May HWH Note, the June HWH Note, the March HWH SPA, the May HWH SPA, the June HWH SPA and the Addendum (collectively, the “Transaction Documents”) which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the Transaction Documents is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Transaction Documents is incorporated herein by reference. The Registrable Securities will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Convertible Promissory Note issued by Sharing Services Global Corporation to Alset, Inc., dated January 17, 2024
4.2	Convertible Promissory Note issued by Sharing Services Global Corporation to HWH International Inc., dated March 18, 2024
4.3	Common Stock Purchase Warrant issued by Sharing Services Global Corporation to HWH International Inc., dated March 18, 2024
4.4	Convertible Promissory Note issued by Sharing Services Global Corporation to HWH International Inc., dated May 9, 2024
4.5	Convertible Promissory Note issued by Sharing Services Global Corporation to HWH International Inc., dated June 6, 2024
10.1	Securities Purchase Agreement between Sharing Services Global Corporation and HWH International Inc., dated March 18, 2024
10.2	Securities Purchase Agreement between Sharing Services Global Corporation and HWH International Inc., dated May 9, 2024
10.3	Securities Purchase Agreement between Sharing Services Global Corporation and HWH International Inc., dated June 6, 2024
10.4	Addendum between Sharing Services Global Corporation and HWH International Inc., dated June 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and
Vice Chairman of the Board of Directors